DTCC DATA REPOSITORY (U.S.) LLC (DDR) - USER GUIDE,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
This Form constitutes Annex I of the User Agreement and Annex I of the Third Party Submitter Authorization Supplement (where applicable),,,,,,,,,,,,,,,,,,,,,,,
It is used to onboard accounts to DDR,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
Which tabs do I fill out?,,,,,,,,,,,,,,,,,,,,,,,
DDR Account Input,Mandatory: For all accounts being onboarded,,,,,,,,,,,,,,,,,,,,,,
DDR MQ Input,"Conditional: Please populate this tab if you are connecting to DDR via an MQ Channel. If you are using the web GUI, please leave blank",,,,,,,,,,,,,,,,,,,,,,
DDR Third Party Submitter ,"Conditional: Please populate this tab if a Third Party is submitting to DDR on your behalf. If not, please leave blank.",,,,,,,,,,,,,,,,,,,,,,
DDR Canada - Local Counterpart,Conditional: Please populate this tab if you are onboarding for Canada,,,,,,,,,,,,,,,,,,,,,,
DDR Electronic Signature,Mandatory: For all accounts being onboarded,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
"Please note:  If you are an Asset Manager, do not fill out this form. Please request the separate Asset Manager form instead.",,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
"Below are examples of how the information should be input and why it is required. Please populate your information in the DDR Account Input, DDR MQ Input, and DDR Third Party Submitter tabs as applicable.",,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
EXAMPLE DDR ACCOUNT INPUT,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
Total Number of Accounts,1,THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
REPORTING JURISDICTION,PRODUCTION AND TEST SET UP,ENTITY INFORMATION,,,,,,,,OPERATIONS CONTACT - Required to escalate any issues and to provide general communications,,,BILLING CONTACT INFORMATION - Required to send invoices,,,,,,,,,"ASSET CLASS INFORMATION - THIS IS REPEATED FOR RATES, CREDIT, EQUITY, FX AND COMMODITY",
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list","
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment","
REQUEST TYPE

Mandatory

Please select a request type for each legal entity being onboarded","
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded","
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name","
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name.","Ultimate Parent (Holding Company)

Mandatory for SEC

Please enter the Ultimate Parent LEI for each legal entity being onboarded","
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions","
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu","
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) ","
OPERATIONS CONTACT NAME

Mandatory

Please enter first and last name","
OPERATIONS EMAIL ADDRESS

Mandatory

Please enter email address
","
OPERATIONS TELEPHONE NUMBER

Mandatory

Please input with country dialling code","
BILLING FAMILY NAME

Mandatory

If more than one account is being onboarded, please enter the ""Legal Entity Name"" of ONE account. If only one account is being onboarded, this will default.

 ","
BILLING CONTACT NAME

Mandatory

Please enter first and last name","
BILLING EMAIL ADDRESS

Mandatory

Please enter email address","
BILLING MAILING ADDRESS

Mandatory

Please enter mailing address","
BILLING CITY

Mandatory

Please enter city","
BILLING STATE OR COUNTY

Mandatory if applicable

Please enter state or county","
BILLING PROVINCE

Mandatory if applicable

Please enter Province","
BILLING ZIP OR POSTAL CODE

Mandatory

Please enter ZIP or Postal Code","
BILLING COUNTRY OR ORIGIN

Mandatory

Please select from drop down menu","
ROLE

Mandatory

Please select the role from the drop down list","
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded"
USA (CFTC),Production,New,123454678901234000000,Corp123,Branch A,123454678901234000000,XXXXUS33,UNITED STATES OF AMERICA,0000547P,John Smith,john.smith@Corp123,12128554000,Corp123,John Jones,billing@corp123.com,55 Water Street,New York,NY,,10041,UNITED STATES OF AMERICA,DF Swaps Dealer,
THIS ALLOWS DDR TO SET UP THE SUBMISSION AND REPORTING PERMISSIONS AT THE APPROPRIATE JURISDICTION LEVEL,"THIS ALLOWS DDR TO SET UP PRODUCTION AND TEST ACCOUNTS AS REQUIRED.
THE MAXIMUM NUMBER OF TEST ACCOUNTS THAT CAN BE SET UP IS FIVE.",THIS IS REQUIRED TO IDENTIFY THE TYPE OF REQUEST NEEDED.,"THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/",THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS,THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY,"THE ULTIMATE PARENT LEI IS AN SEC-DRIVEN SDR REQUIREMENT. IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/",THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE   SUBMISSIONS ARE CONFIGURED CORRECTLY,THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS,THIS IS USED TO LINK A TRADE INFORMATION WAREHOUSE (TIW) ACCOUNT WITH DDR,THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS,THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS,THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS,"THIS IS NEEDED TO IDENTIFY THE GROUP OF ACCOUNTS FOR BILLING PURPOSES. IF ONLY ONE ACCOUNT IS BEING ONBOARDED, THIS FIELD WILL DEFAULT",THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO SEND INVOICES,THIS IS REQUIRED TO CONFIGURE THE CORRECT REPORTING PERMISSIONS,THIS IS REQUIRED TO CONFIGURE THE CORRECT SUBMISSION AND REPORTING PERMISSIONS
,,,,,,,,,,,,,,,,,,,,,,,
EXAMPLE DDR ACCOUNT INPUT - MQ INPUT (only if connecting to DDR via an MQ channel),,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
The Channel and Local Queue names input here will apply to ALL accounts being onboarded.,,,,,,,,,,,,,,,,,,,,,,,
Please input for each asset class that requires an MQ Channel,,,,,,,,,,,,,,,,,,,,,,,
"The ACK/NACK messaging will apply to ALL message types: RT, PET, CONFIRM, SNAPSHOT, VALUATION, DOCUMENT, VERIFICATION and EVENT NOTIFICATION.",,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
,PRODUCTION,,TEST,,,,,,,,,,,,,,,,,,,,
ASSET CLASS,"MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client","CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client","MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client","CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client",,,,,,,,,,,,,,,,,,,
,THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT,THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT,THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT,THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT,,,,,,,,,,,,,,,,,,,
RATES,01abc100,RatesMessages.From.DDR.To.Corp123,01xyz100,RatesMessages.From.DDR.To.Corp123,,,,,,,,,,,,,,,,,,,
CREDIT,11def111,CreditMessages.From.DDR.To.Corp123,11uvw111,CreditMessages.From.DDR.To.Corp123,,,,,,,,,,,,,,,,,,,
EQUITY,,,,,,,,,,,,,,,,,,,,,,,
FX,,,,,,,,,,,,,,,,,,,,,,,
COMMODITY,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
EXAMPLE DDR THIRD PARTY SUBMITTER AUTHORIZATION INPUT (ONLY IF USING A THIRD PARTY TO SUBMIT ON YOUR BEHALF),,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
Total Number of Accounts,1,THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
ENTITY INFORMATION,,,,,THIRD PARTY SUBMITTER INFORMATION,,,,,,,,,,,,,,,,,,
"
REQUEST TYPE

Mandatory

Please select a request type for each legal entity being onboarded","
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each account ","
LEGAL ENTITY NAME

Mandatory

Please enter the Legal Entity Name for each account ","
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name.","
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions","
RATES - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Rates
","
CREDIT - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Credit","
EQUITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Equity","
FX - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for FX","
COMMODITY  - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Commodity",,,,,,,,,,,,,,
New,9876543210987650000,Corp123,Branch A,XXXXUS33,Submitter123,Submitter456,,,,,,,,,,,,,,,,,
THIS IS REQUIRED TO IDENTIFY THE TYPE OF REQUEST NEEDED.,THIS IS NEEDED TO SHOW WHICH ACCOUNT IS AUTHORIZED FOR A THIRD PARTY SUBMITTER,THIS IS NEEDED TO SHOW WHICH ACCOUNT IS AUTHORIZED FOR A THIRD PARTY SUBMITTER,THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY,THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE   SUBMISSIONS ARE CONFIGURED CORRECTLY,THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT,THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT,THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT,THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT,THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
EXAMPLE DDR - CANADA ONLY - ADVICE OF LOCAL COUNTERPARTY STATUS,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
Please fill in this information if onboarding for Canada. Local counterparty status is defined as per the Canadian Regulations. ,,,,,,,,,,,,,,,,,,,,,,,
"Please see Ontario Securities Commission, Autorite des Marches Financiers and Manitoba Securities Commission Rule 91-507, Trade Repositories and Derivatives Data Reporting, for additional information.  ",,,,,,,,,,,,,,,,,,,,,,,
Please note that the ENTITY INFORMATION will be pre-populated if you have selected that you will be onboarding accounts for Canada or for USA and Canada in the REPORTING JURISDICTION column.,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,
ENTITY INFORMATION,,,,,,CANADA,,,,,,,,,,,,,,,,,
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded","
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name","
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name.","
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions","
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu","
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) ","
CANADIAN PROVINCE / TERRITORY

Mandatory

If you are onboarding the account for Canadian Regulatory Reporting, please select the province(s) / territory(ies) for which you are a LOCAL COUNTERPARTY, as defined by the Canadian Regulations.

",,,,,,,,,,,,,,,,,
321454678901234000000,Corp789,Branch A,XXXXCAM3,CANADA,0000123C,Quebec,,,,,,,,,,,,,,,,,
"THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/",THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS,THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY,THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE   SUBMISSIONS ARE CONFIGURED CORRECTLY,THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS,THIS IS USED TO LINK A TRADE INFORMATION WAREHOUSE (TIW) ACCOUNT WITH DDR,"THIS IS A REGULATORY REQUIREMENT. PLEASE SEE ONTARIO SECURITIES COMMISSION, AUTORITE DES MARCHES FINANCIERS AND MANITOBA SECURITIES COMMISSION RULE 91-507, TRADE REPOSITORIES AND DERIVATIVES DATA REPORTING, FOR ADDITIONAL INFORMATION",,,,,,,,,,,,,,,,,

HIS FORM IS FOR DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
DDR ACCOUNT INPUT,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
"If you are connecting to DDR via an MQ Channel, please also complete the DDR MQ Channel Input tab",,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
"If you are using a Third Party to submit on your behalf, please also complete the DDR Third Party Submitter tab",,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
Total Number of Accounts,0,This is automatically populated from the input.,,,,,,,,,,,,,,,,,,,,,,,,,,,,,
REPORTING JURISDICTION,PRODUCTION AND TEST SET UP,ENTITY INFORMATION,,,,,,,,OPERATIONS CONTACT - Required to escalate any issues and to provide general communications,,,BILLING CONTACT INFORMATION - Required to send invoices,,,,,,,,,ASSET CLASSES - RATES,,ASSET CLASSES - CREDIT,,ASSET CLASSES - EQUITY,,ASSET CLASSES - FX,,ASSET CLASSES - COMMODITY,
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list","
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment","
REQUEST TYPE

Mandatory

Please select a request type for each legal entity being onboarded","
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded","
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name","
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name.","Ultimate Parent (Holding Company)

Mandatory for SEC

Please enter the Ultimate Parent LEI for each legal entity being onboarded","
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions","
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu","
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) ","
OPERATIONS CONTACT NAME

Mandatory

Please enter first and last name","
OPERATIONS EMAIL ADDRESS

Mandatory

Please enter email address
","
OPERATIONS TELEPHONE NUMBER

Mandatory

Please input with country dialling code","
BILLING FAMILY NAME

Mandatory

If more than one account is being onboarded, please enter the ""Legal Entity Name"" of ONE account. If only one account is being onboarded, this will default.

 ","
BILLING CONTACT NAME

Mandatory

Please enter first and last name","
BILLING EMAIL ADDRESS

Mandatory

Please enter email address","
BILLING MAILING ADDRESS

Mandatory

Please enter mailing address","
BILLING CITY

Mandatory

Please enter city","
BILLING STATE OR COUNTY

Mandatory if applicable

Please enter state or county","
BILLING PROVINCE

Mandatory if applicable

Please enter Province","
BILLING ZIP OR POSTAL CODE

Mandatory

Please enter ZIP or Postal Code","
BILLING COUNTRY OR ORIGIN

Mandatory

Please select from drop down menu","
ROLE

Mandatory

Please select the role from the drop down list","
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded","
ROLE

Mandatory

Please select the role from the drop down list","
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded","
ROLE

Mandatory

Please select the role from the drop down list","
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded","
ROLE

Mandatory

Please select the role from the drop down list","
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded","
ROLE

Mandatory

Please select the role from the drop down list","
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded"
,,,,,,,,,,,,,0,,,,,,,,,,,,,,,,,,

THIS FORM IS FOR DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT,,,,
,,,,
DDR ACCOUNT INPUT - MQ CHANNEL SET UP,,,,
,,,,
"If you are NOT connecting to DDR via an MQ Channel, you do not need to complete this tab.",,,,
The Channel and Local Queue names input here will apply to ALL accounts being onboarded.,,,,
Please input for each asset class that requires an MQ Channel.,,,,
"The ACK/NACK messaging will apply to ALL message types: RT, PET, CONFIRM, SNAPSHOT, VALUATION, DOCUMENT, VERIFICATION and EVENT NOTIFICATION.",,,,
,,,,
,PRODUCTION,,TEST,
ASSET CLASS,"MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client","CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client","MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client","CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client"
RATES,,,,
CREDIT,,,,
EQUITY,,,,
FX,,,,
COMMODITY,,,,
,,,,

THIS FORM IS FOR  DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE THIRD PARTY SUBMITTER AUTHORIZATION SUPPLEMENT,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,
DDR THIRD PARTY SUBMITTER AUTHORIZATION INPUT,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,
Only complete this tab if you are using a Third Party to submit on your behalf.,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,
Total Number of Accounts,,0,This is automatically populated from the input.,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,
"
REQUEST TYPE

Mandatory

Please select a request type for each legal entity being onboarded","
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each account ","
LEGAL ENTITY NAME

Mandatory

Please enter the Legal Entity Name for each account ","
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name.","
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions","
RATES - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Rates
","
CREDIT - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Credit","
EQUITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Equity","
FX - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for FX","
COMMODITY  - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Commodity",,,,,,,,,,,,,,,,
,,,,,,,,,,,,,,,,,,,,,,,,,

YES,AFGHANISTAN,ALL,USA (CFTC),Asset Service Provider,DELTA,Production,All,New
NO,ALBANIA,Rates,USA (SEC),Buyside,FULL,Test,Manitoba,Amendment
,ALGERIA,FX,Canada (All Regulators),Central Counterparty Clearing House (CCP),,Production and Test,Ontario,Termination
,AMERICAN SAMOA,Credit,USA (CFTC and SEC),Clearing Broker,,,Quebec,
,ANDORRA,Equity,USA (CFTC) and Canada (All Regulators),Confirmation Service Provider,,,Manitoba and Ontario,
,ANGOLA,Commodity,USA (SEC) and Canada (All Regulators),Custodian,,,Manitoba and Quebec,
,ANGUILLA,"Rates, FX",USA (CFTC and SEC) and Canada (All Regulators),DF Derivatives Clearing Organization (DF DCO),,,Ontario and Quebec,
,ANTARCTICA,"Rates, Credit",,DF Designated Contract Market (DF DCM),,,None,
,ANTIGUA AND BARBUDA,"Rates, Equity",,DF MSP,,,,
,ARGENTINA,"Rates, Commodity",,DF Non-SD/MSP,,,,
,ARMENIA,"FX, Credit",,DF Swaps Dealer,,,,
,ARUBA,"FX, Equity",,DF Swaps Execution Facility (DF SEF),,,,
,AUSTRALIA,"FX, Commodity",,Dealer,,,,
,AUSTRIA,"Credit, Equity",,Electronic Commerce Network (ECN),,,,
,AZERBAIJAN,"Credit, Commodity",,FCM,,,,
,BAHAMAS,"Equity, Commodity",,Fund Administrator,,,,
,BAHRAIN,"Rates, FX, Credit",,Individual,,,,
,BANGLADESH,"Rates, FX, Equity",,Other Intermediary,,,,
,BARBADOS,"Rates, FX, Commodity",,Prime Broker,,,,
,BELARUS,"Rates, Equity, Commodity",,Third Party Service Provider,,,,
,BELGIUM,"Rates, Equity, Credit",,,,,,
,BELIZE,"Rates, Credit, Commodity",,,,,,
,BENIN,"FX, Credit, Equity",,,,,,
,BERMUDA,"FX, Credit, Commodity",,,,,,
,BHUTAN,"FX, Equity, Commodity",,,,,,
,BOLIVIA,"Credit, Equity, Commodity",,,,,,
,BOSNIA-HERZEGOVINA,"Rates, FX, Credit, Equity",,,,,,
,BOTSWANA,"Rates, FX, Credit, Commodity",,,,,,
,BOUVET ISLAND,"Rates, Credit, Equity, Commodity",,,,,,
,BRAZIL,"FX, Credit, Equity, Commodity",,,,,,
,BRITISH INDIAN OCEAN TERRITORY,"Equity, Commodity, Rates, FX",,,,,,
,BRUNEI DARUSSALAM,,,,,,,
,BULGARIA,,,,,,,
,BURKINA FASO,,,,,,,
,BURUNDI,,,,,,,
,CAMBODIA,,,,,,,
,CAMEROON,,,,,,,
,CANADA,,,,,,,
,CAPE VERDE,,,,,,,
,CAYMAN ISLANDS,,,,,,,
,CENTRAL AFRICAN REPUBLIC,,,,,,,
,CHAD,,,,,,,
,CHILE,,,,,,,
,CHINA,,,,,,,
,CHRISTMAS ISLAND,,,,,,,
,COCOS(KEELING)ISLANDS,,,,,,,
,COLOMBIA,,,,,,,
,COMOROS,,,,,,,
,CONGO,,,,,,,
,"CONGO, THE DEMOCRATIC REPUBLIC OF THE",,,,,,,
,COOK ISLANDS,,,,,,,
,COSTA RICA,,,,,,,
,COTE D'IVOIRE,,,,,,,
,CROATIA,,,,,,,
,CUBA,,,,,,,
,CYPRUS,,,,,,,
,CZECH REPUBLIC,,,,,,,
,DENMARK,,,,,,,
,DJIBOUTI,,,,,,,
,DOMINICA,,,,,,,
,DOMINICAN REPUBLIC,,,,,,,
,EAST TIMOR,,,,,,,
,ECUADOR,,,,,,,
,EGYPT,,,,,,,
,EL SALVADOR,,,,,,,
,EQUATORIAL GUINEA,,,,,,,
,ERITREA,,,,,,,
,ESTONIA,,,,,,,
,ETHIOPIA,,,,,,,
,EUROCLEAR,,,,,,,
,EUROCLEAR A,,,,,,,
,EUROCLEAR B,,,,,,,
,EUROPEAN UNION,,,,,,,
,FAEROE ISLANDS,,,,,,,
,FALKLAND ISLANDS(MALVINAS),,,,,,,
,FIJI,,,,,,,
,FINLAND,,,,,,,
,FRANCE,,,,,,,
,FRENCH GUIANA,,,,,,,
,FRENCH POLYNESIA,,,,,,,
,FRENCH SOUTHERN TERRITORIES,,,,,,,
,GABON,,,,,,,
,GAMBIA,,,,,,,
,GEORGIA,,,,,,,
,GERMANY,,,,,,,
,GHANA,,,,,,,
,GIBRALTAR,,,,,,,
,GREECE,,,,,,,
,GREENLAND,,,,,,,
,GRENADA,,,,,,,
,GUADELOUPE,,,,,,,
,GUAM,,,,,,,
,GUATEMALA,,,,,,,
,"GUERNSEY, C.I.",,,,,,,
,GUINEA,,,,,,,
,GUINEA-BISSAU,,,,,,,
,GUYANA,,,,,,,
,HAITI,,,,,,,
,HEARD AND MCDONALD ISLANDS,,,,,,,
,HOLY SEE(VATICAN CITY STATE),,,,,,,
,HONDURAS,,,,,,,
,HONG KONG,,,,,,,
,HUNGARY,,,,,,,
,ICELAND,,,,,,,
,INDIA,,,,,,,
,INDONESIA,,,,,,,
,IRAN (ISLAMIC REPUBLIC OF),,,,,,,
,IRAQ,,,,,,,
,IRAQ TEST GARBAGE,,,,,,,
,IRELAND,,,,,,,
,ISLE OF MAN,,,,,,,
,ISRAEL,,,,,,,
,ITALY,,,,,,,
,JAMAICA,,,,,,,
,JAPAN,,,,,,,
,"JERSEY, C.I.",,,,,,,
,JORDAN,,,,,,,
,KAZAKHSTAN,,,,,,,
,KENYA,,,,,,,
,KIRIBATI,,,,,,,
,"KOREA, DEMOCRATIC PEOPLE'S REPUBLIC",,,,,,,
,"KOREA, REPUBLIC OF",,,,,,,
,KUWAIT,,,,,,,
,KYRGYZSTAN,,,,,,,
,LAO PEOPLE'S DEMOCRATIC REPUBLIC,,,,,,,
,LATVIA,,,,,,,
,LEBANON,,,,,,,
,LESOTHO,,,,,,,
,LIBERIA,,,,,,,
,LIBYAN ARAB JAMAHIRIYA,,,,,,,
,LIECHTENSTEIN,,,,,,,
,LITHUANIA,,,,,,,
,LUXEMBOURG,,,,,,,
,MACAU,,,,,,,
,"MACEDONIA, THE FORMER YUGOSLAVIA",,,,,,,
,MADAGASCAR,,,,,,,
,MALAWI,,,,,,,
,MALAYSIA,,,,,,,
,MALDIVES,,,,,,,
,MALI,,,,,,,
,MALTA,,,,,,,
,MARSHALL ISLANDS,,,,,,,
,MARTINIQUE,,,,,,,
,MAURITANIA,,,,,,,
,MAURITIUS,,,,,,,
,MAYOTTE,,,,,,,
,MEXICO,,,,,,,
,MICRONESIA (FEDERATESD STATES),,,,,,,
,"MOLDOVA, REPUBLIC OF",,,,,,,
,MONACO,,,,,,,
,MONGOLIA,,,,,,,
,MONTSERRAT,,,,,,,
,MOROCCO,,,,,,,
,MOZAMBIQUE,,,,,,,
,MYANMAR,,,,,,,
,NAMIBIA,,,,,,,
,NAURU,,,,,,,
,NEPAL,,,,,,,
,NETHERLAND ANTILLES,,,,,,,
,NETHERLANDS,,,,,,,
,NEW CALEDONIA,,,,,,,
,NEW ZEALAND,,,,,,,
,NICARAGUA,,,,,,,
,NIGER,,,,,,,
,NIGERIA,,,,,,,
,NIUE,,,,,,,
,NORFOLK ISLAND,,,,,,,
,NORTHERN MARIANA ISLANDS,,,,,,,
,NORWAY,,,,,,,
,OMAN,,,,,,,
,PAKISTAN,,,,,,,
,PALAU,,,,,,,
,PANAMA,,,,,,,
,PANAMA CANAL ZONE,,,,,,,
,PAPUA NEW GUINEA,,,,,,,
,PARAGUAY,,,,,,,
,PERU,,,,,,,
,PHILIPPINES,,,,,,,
,PITCAIRN,,,,,,,
,POLAND,,,,,,,
,PORTUGAL,,,,,,,
,PUERTO RICO,,,,,,,
,QATAR,,,,,,,
,REUNION,,,,,,,
,ROMANIA,,,,,,,
,RUSSIAN FEDERATION,,,,,,,
,RWANDA,,,,,,,
,SAINT HELENA,,,,,,,
,SAINT KITTS AND NEVIS,,,,,,,
,SAINT LUCIA,,,,,,,
,SAINT VINCENT AND THE GRENADINES,,,,,,,
,SAMOA,,,,,,,
,SAN MARINO,,,,,,,
,SAO TOME AND PRINCIPE,,,,,,,
,SAUDI ARABIA,,,,,,,
,SENEGAL,,,,,,,
,SERBIA AND MONTENEGRO,,,,,,,
,SEYCHELLES,,,,,,,
,SIERRA LEONE,,,,,,,
,SINGAPORE,,,,,,,
,SLOVAKIA,,,,,,,
,SLOVENIA,,,,,,,
,SOLOMON ISLANDS,,,,,,,
,SOMALIA,,,,,,,
,SOUTH AFRICA,,,,,,,
,SOUTH GEORGIA AN SOUTH SANDWICH ISLANDS,,,,,,,
,SPAIN,,,,,,,
,SRI LANKA,,,,,,,
,ST. PIERRE AND MIQUELON,,,,,,,
,SUDAN,,,,,,,
,SURINAME,,,,,,,
,SVALBARD AND JAN MAYEN ISLANDS,,,,,,,
,SWAZILAND,,,,,,,
,SWEDEN,,,,,,,
,SWITZERLAND,,,,,,,
,SYRIAN ARAB REPUBLIC,,,,,,,
,TAIWAN,,,,,,,
,TAJIKSTAN,,,,,,,
,"TANZANIA, UNITED REPUBLIC OF",,,,,,,
,THAILAND,,,,,,,
,TOGO,,,,,,,
,TOKELAU,,,,,,,
,TONGA,,,,,,,
,TRINIDAD AND TOBAGO,,,,,,,
,TUNISIA,,,,,,,
,TURKEY,,,,,,,
,TURKMENISTAN,,,,,,,
,TURKS AND CAICOS ISLANDS,,,,,,,
,TUVALU,,,,,,,
,U.A.E.,,,,,,,
,UGANDA,,,,,,,
,UKRAINE,,,,,,,
,UNITED KINGDOM,,,,,,,
,UNITED STATES MINOR OUTLYING ISLANDS,,,,,,,
,UNITED STATES OF AMERICA,,,,,,,
,URUGUAY,,,,,,,
,UZBEKISTAN,,,,,,,
,VANUATU,,,,,,,
,VENEZUELA,,,,,,,
,VIET NAM,,,,,,,
,VIRGIN ISLANDS (BRITISH),,,,,,,
,"VIRGIN ISLANDS, U.S.",,,,,,,
,WALLIS AND FUTUNA ISLANDS,,,,,,,
,WESTERN SAHARA,,,,,,,
,YEMEN,,,,,,,
,YUGOSLAVIA,,,,,,,
,ZAMBIA,,,,,,,
,ZIMBABWE,,,,,,,

THIS FORM IS FOR  DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT,,,,,,,
,,,,,,,
DDR - CANADA ONLY - ADVICE OF LOCAL COUNTERPARTY STATUS,,,,,,,
,,,,,,,
Only complete this tab if you are onobarding for Canadian Regulators,,,,,,,
,,,,,,,
The Entity Information will be prepopulated. Please fill in the CANADA column only.,,,,,,,
,,,,,,,
ENTITY INFORMATION,,,,,,CANADA,
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded","
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name","
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name.","
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions","
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu","
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) ","
CANADIAN PROVINCE / TERRITORY

Mandatory

If you are onboarding the account for Canadian Regulatory Reporting, please select the province(s) / territory(ies) for which you are a LOCAL COUNTERPARTY, as defined by the Canadian Regulations.

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Legal Notice Populating the Name of person submitting this form field below creates a signature as described in Section 11 Signatures of the Important Legal Information section of the companys
Operating Procedures.
,
Total Number of accounts being onboarded,0
,
Total number of accounts with Third Party Submitters,0
,
"Name of company, partnership etc. who has executed the User Agreement",
,
Authorized role/capacity of the company who has executed the User Agreement,
,
"Address of company, including country, who has executed the User Agreement",
,
Name of person submitting this form,
,
Title of person submitting this form,
,
Date of this form submission,